UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

Lease Amendment – Jacksonville Distribution Center

On February 28, 2014, Global Income Trust, Inc., through its subsidiary, GIT Imeson Park FL, LLC (collectively, the “Company”), entered into an amendment to its lease with the Company’s largest domestic tenant, in terms of revenue, Samsonite, LLC, an affiliate of Samsonite International S.A., the world’s largest travel luggage company marketed under the Samsonite®, American Tourister® and Hartmann® brands, among others, in over 100 countries (“Samsonite”). Samsonite operates a distribution center at the Company’s facility in Jacksonville, Florida. The amendment extends the expiration date of the Company’s lease with Samsonite from February 2018 to November 2024, and includes two five-year renewal options. If exercised the renewal options could extend the term of the lease with Samsonite through November 2034, and could reset the base rent under the lease, subject to a floor. As incentive for entering into the extended lease term, Samsonite was granted four months of free rent in 2014, and an additional nine months of free rent at the end of the lease term in 2024. As a result of the amendment to the Company’s lease with Samsonite, the Company’s overall weighted average lease term increased from 4.8 years to 6.7 years, based on annualized base rents as of December 31, 2013.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. We caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our website at www.incometrust.com. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INCOME TRUST, INC.
Dated: March 6, 2014		a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations